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Exhibit 24

                              POWER OF ATTORNEY


Each person whose signature appears below constitutes and appoints John L. Garibaldi, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connections therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that all attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act 1934, this report has been signed below by the following persons in the capacities and on the dates indicated below.

SIGNATURE                      TITLE                          DATE

/s/  JOHN W. ADAMS             Chairman of the                March 31, 1997
--------------------------     Board of Directors
John W. Adams

/s/  BRUCE R. NOBLES           President and                  March 31, 1997
--------------------------     Chief Executive Officer
Bruce R. Nobles                (Principal Executive Officer)

/s/  JOHN L. GARIBALDI         Executive Vice President       March 31, 1997
--------------------------     Chief Financial Officer
John L. Garibaldi              (Principal Financial and
                               Accounting Officer)

/s/  TODD G. COLE              Director                       March 31, 1997
--------------------------
Todd G. Cole

/s/  RICHARD F. CONWAY         Director                       March 31, 1997
--------------------------
Richard F. Conway

/s/  ROBERT G. COO             Director                       March 31, 1997
--------------------------
Robert G. Coo

/s/  CAROL A. FUKUNAGA         Director                       March 31, 1997
--------------------------
Carol A. Fukunaga

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SIGNATURE                      TITLE                          DATE

/s/  WILLIAM BOYCE LUM         Director                       March 31, 1997
--------------------------
William Boyce Lum

/s/  RICHARD K. MATROS         Director                       March 31, 1997
--------------------------
Richard K. Matros

/s/  RENO MORELLA              Director                       March 31, 1997
--------------------------
Reno Morella

/s/  SAMSON PO'OMAIHEALANI     Director                       March 31, 1997
--------------------------
Samson Po'omaihealani

/s/  EDWARD Z. SAFADY          Director                       March 31, 1997
--------------------------
Edward Z. Safady